UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

ZOOMCAR HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZOOMCAR HOLDINGS, INC.
Anjaneya Techno Park, No.147, 1st Floor
Kodihalli, Bangalore, India 560008

SUPPLEMENT DATED SEPTEMBER 5, 2024
TO THE PROXY STATEMENT DATED AUGUST 30, 2024
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 26, 2024

On August 30, 2024, Zoomcar Holdings, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with an Annual Meeting of Stockholders to be held on September 26, 2024. The Company is providing this supplement solely to correct certain typographical errors in the Proxy Statement relating to the form of proxy card included therewith. Due to an inadvertent error, the form of proxy card included at the end of the Proxy Statement contained typographical errors and is not the final form of proxy card used by the Company’s proxy agent. The corrected proxy card is attached hereto. Except as described above, this supplement to the Proxy Statement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

ZOOMCAR HOLDINGS, INC. NO.147, ANJANEYA TECHNO PARK 1ST FLOOR KODIHALLI, 560008, INDIA SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZCAR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use a touch-tone telephone to transmit your voting instructions to the number provided on your proxy card up until 11:59 p.m. Eastern Time on September 25, 2024. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V56725-P17506 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ZOOMCAR HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Swatick Majumdar and John Clarke to hold office until the 2027 Annual Meeting of Stockholders or their successors are elected and qualified For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Nominees: 01) Swatick Majumdar 02) John Clarke The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2. To effect a reverse stock split of the Company’s common stock at a ratio of between one-for-fifty and one-for-one hundred and fifty, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion 3. To approve, for purposes of complying with applicable Nasdaq Listing Rules, the exercise of, and certain of the provisions included in, those certain unregistered warrants to initially purchase up to an aggregate of 55,084,746 shares of Common Stock at an initial exercise price of $0.1416 per share (subject to adjustment as described therein) including all of the terms therein and the potential issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the exercise of the Bridge Warrants. 4. To ratify the appointment by the Board of Grant Thornton Bharat LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. V56726-P17506 ZOOMCAR HOLDINGS, INC. Proxy for the Annual Meeting of Stockholders To be held on Thursday, September 26, 2024 10:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints HIROSHI NISHIJIMA and SHACHI SINGH, and each of them, as proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of Zoomcar Holdings, Inc. held of record by the undersigned on July 29, 2024, at the annual meeting of stockholders to be held on September 26, 2024, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side